Exhibit 10.21

Morgan Stanley Senior Funding, Inc.
1585 Broadway
New York, New York 10036

July 8, 2008

James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia  23219
Attention: Samuel M. Hopkins II

Re: Consent

Ladies and Gentlemen:

Reference is hereby made to that certain Term Credit Agreement, dated as of February 26, 2007 (as it may be amended, restated, modified, supplemented or extended from time to time, including all exhibits and schedules thereto, or otherwise modified, the “Credit Agreement”), by and among JAMES RIVER COAL COMPANY, a corporation organized under the laws of Virginia (“JRCC”), and certain of JRCC’s Subsidiaries identified on the title and signature pages thereof, as borrowers (such Subsidiaries, together with JRCC, are referred to hereinafter each individually as a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), and the other credit parties thereto from time to time, as Guarantors (together, the Borrowers and Guarantors, the “Credit Parties”), the lenders party hereto from time to time (the “Lenders”), MORGAN STANLEY SENIOR FUNDING, INC., a corporation formed under the laws of Delaware, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”) and as sole-bookrunner and lead arranger (in such capacity, the “Lead Arranger”), and MORGAN STANLEY & CO. INCORPORATED, as collateral agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”).

The Borrowers have requested that the Administrative Agent and the undersigned Lenders consent to JRCC’s acquisition of certain assets pursuant to the Cheyenne Asset Purchase Agreement (as defined below) (the “Cheyenne Acquisition”) and the issuance and/or sale of shares of JRCC common stock (the “Cheyenne Equity Issuance”), as part of the purchase price under that certain Asset Purchase Agreement, dated as of the date thereof, by and among JRCC, Leeco, Inc., a Kentucky corporation, as buyer, Cheyenne Resources, Inc., a Kentucky corporation, as seller, and the stockholders signatory thereto (the “Cheyenne Asset Purchase Agreement”).

Subject to the terms and conditions set forth below, notwithstanding the restrictions contained in Section 9.05 of the Credit Agreement, the Administrative Agent and the undersigned Lenders hereby consent to the Cheyenne Equity Issuance and to JRCC’s issuance and/or sale of shares of common stock in JRCC, in an amount up to $150,000,000 following the date of this consent letter, under JRCC’s Shelf Registration (as defined in the Credit Agreement) and any amendment, increase and/or replacement to such Shelf Registration.  For the avoidance of doubt, the Cheyenne Acquisition shall be deemed to be a Permitted Acquisition under Section 9.07 of the Credit Agreement and the Lenders and the Administrative Agent hereby consent thereto and agree that the Cheyenne Acquisition shall be deemed not to use any of the $25,000,000 limit in clause (a) of the definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement, and further, for the avoidance of doubt, not to constitute a Capital Expenditure under the Credit Agreement solely for the purpose of calculating compliance under Section 10.03 of the Credit Agreement.

The Lenders and the Administrative Agent hereby agree to eliminate the last sentence of Section 3.01(d) of the Credit Agreement preventing the voluntary prepayment of the Obligations and the voluntary reduction of the Term Letter of Credit Commitments by the Borrowers.

The effectiveness of this consent letter is subject to the following conditions: (i) that it shall be executed and delivered by the Administrative Agent, the Required Lenders, the Borrowers and the Guarantors, and (ii) that the Administrative Agent shall have received payment from the Borrowers of a consent fee equal to 1% times the Commitments of consenting Lenders (the “Initial Consent Fee”), provided that, upon a prepayment of the Obligations and/or a reduction of the Term Letter of Credit Commitments on or before September 30, 2008 (together, a “Q3 2008 Prepayment”), the Initial Consent Fee with respect to the amount so repaid or reduced shall be creditable against the Applicable Payment Fee and Applicable Reduction Fee that would be payable to the consenting Lenders in connection with such Q3 2008 Prepayment; provided further, that the Borrowers shall pay an additional consent fee equal to 2% times the remaining Commitments (if any are outstanding) of consenting Lenders as of September 30, 2008 (such fee to be paid within 10 days thereafter).

None of the Administrative Agent or the Lenders shall have any obligation to issue any further consent, waiver or release with respect to the subject matter of this consent letter or any other matter.  Except as specifically provided above, nothing contained in this consent letter shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agent or the Lenders under the Credit Agreement or any other Loan Document.

This consent letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

THIS CONSENT LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Kindly acknowledge your agreement with the terms of this consent letter by signing where indicated below and returning it to the Administrative Agent.

LENDER, ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

MORGAN STANLEY SENIOR FUNDING, INC.

By: /S/ Stephen King
Name:Stephen B. King
Title: VP

OTHER LENDERS:

Deutsche Bank AG New York - By D.B Services New Jersey Inc.

By: /S/ Jonathan Shin
Name:Jonathan Shin
Title: Assistant Vice President

OTHER LENDERS:

Sandelman Finance 2006-1, Ltd. – By Sandelman Partners, LP as Investment Advisor

By: /S/ Peter A. Bio
Name:Peter Bio
Title: Head of Capital Structure

OTHER LENDERS:

Trilogy Portfolio Company LLC

By: /S/ Paul S. Greenberg
Name:Paul S. Greenberg
Title: Principal

OTHER LENDERS:

Trust D (for a portion of the assets of the Kodak Retirement Income Plan)

By: /S/ Steven S. Rogers
Name:Steven S. Rogers
Title: Authorized Signatory

OTHER LENDERS:

Liberty View Loan Fund LLC

By: /S/ Steven S. Rogers
Name:Steven S. Rogers
Title: Authorized Signatory

OTHER LENDERS:

Xerion (Perella Weinberg)

By: /S/ Peter Epstein
Name: Peter Epstein
Title: Analyst

OTHER LENDERS:

Restoration Holdings Ltd.

By: /S/ Pamela M. Lawrence
Name: Pamela M. Lawrence
Title: Director

OTHER LENDERS:

TRS Venor LLC – By Deutcshe Bank, AG Cayman Island Branch, Its Sole Member; DB Services New Jersey, Inc.

By: /S/ Alice L Wagner
Name: Alice L Wagner
Title: Vice Presiden

By: /S/ Edward Schaffer
Name: Edward Schaffer
Title: Vice Presiden

OTHER LENDERS:

Mariner LDC – By: Mariner Investment Group, LLC as Investment Manager

By: /S/ Charles R. Howe
Name: Charles R. Howe
Title: President

BORROWERS:

JAMES RIVER COAL COMPANY

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

JAMES RIVER COAL SERVICE COMPANY

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

LEECO, INC.

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

TRIAD MINING, INC.

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

TRIAD UNDERGROUND MINING, LLC

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: Member

BLEDSOE COAL CORPORATION

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

JOHNS CREEK ELKHORN COAL CORPORATION

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

JAMES RIVER COAL SALES, INC.

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

BLEDSOE COAL LEASING COMPANY

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

BLUE DIAMOND COAL COMPANY

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

MCCOY ELKHORN COAL CORPORATION

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

GUARANTORS:

BDCC HOLDING COMPANY, INC.

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

EOLIA RESOURCES, INC.

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

SHAMROCK COAL COMPANY, INCORPORATED

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins III
Title: V.P

JOHNS CREEK COAL COMPANY

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P

JOHNS CREEK PROCESSING COMPANY

By: /S/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P